UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☐	Definitive Additional Materials
☑	Soliciting Material Pursuant to Section 240.14a-12

SmartHeat Inc.
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (check the appropriate box):
☐	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
______________________________________________________________________________________
(2)	Aggregate number of securities to which transaction applies:
______________________________________________________________________________________
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
______________________________________________________________________________________
(4)	Proposed maximum aggregate value of transaction:
______________________________________________________________________________________
(5)	Total fee paid:
______________________________________________________________________________________

☐	Fee paid previously with preliminary materials:
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
______________________________________________________________________________________
(2)	Form, Schedule or Registration Statement No.:
______________________________________________________________________________________
(3)	Filing Party:
______________________________________________________________________________________
(4)	Date Filed:
______________________________________________________________________________________

Copies of all communications to:
Robert Newman, Esq.
Newman & Morrison LLP
44 Wall Street, 12th Floor
New York, NY  10005
Tel. (212) 248-1001    Fax: (212) 202-6055

SMARTHEAT INC.
c/o Huajun Ai: Corporate Secretary
A-1, 10, Street 7
Shenyang Economic and Technological Development Zone
Shenyang, China 110141

Dear Stockholders:

I am writing you to provide an update on the status of our Annual Meeting on September 30, 2014 at the Boardroom at the Langham Place, 555 Shanghai Street, Mongkok, Kowloon, Hong Kong, China at 1:30 pm (China Time).  Since the mailing of the Notice of Meeting to Stockholders (the “Notice”) on September 9, 2014 and the concurrent filing of the Notice with the Securities and Exchange Commission (“SEC”), we were notified by the SEC that we could proceed with our Definitive Proxy Statement which was filed on September 19, 2014 (the “Definitive Proxy”).  As a result, information contained in the Notice has materially changed as discussed in this letter and the documents referred to herein:

o The Company is soliciting proxies pursuant to the Definitive Proxy.
o The following matters will be presented to our stockholders for a vote:

1.	To elect five directors to the Board of Directors of the Company to serve until the next annual meeting of stockholders or until their successors are elected and qualified;
2.	To ratify the appointment of Goldman Kurland and Mohidin, LLP as Company’s independent registered public accounting firm for the fiscal year ending December 31, 2014;
3.	To approve an amendment to the Credit and Security Agreement, dated July 27, 2012, by and between the Company and Northtech Holdings, Inc., executed on July 14, 2014; and
4.	To transact such other business as may properly come before the Annual Meeting.

Please note that this letter to our stockholders, which constitutes additional soliciting material, and our Definitive Proxy supersedes our previous mailing of the Notice on September 9, 2014 in its entirety and related filing with the SEC.  Please only refer to the Definitive Proxy which is available at http://www.sec.gov/Archives/edgar/data/1384135/000118518514002519/smartheat-def14a091814.htm with respect to all matters pertaining to our upcoming Annual meeting on September 30, 2014.

Thank you for your continued interest and support.

Sincerely,

Mr. Oliver Bialowons
Chairman and President